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                                                                   Exhibit 10.18

                          PLEDGE AND SECURITY AGREEMENT

         This Pledge and Security Agreement (the "Agreement"), dated as of September 27, 1999 is made by Scott R. Watterson, an individual (the "Grantor"), and HF Holdings, Inc., a Delaware corporation (the "Company").

         WHEREAS, the Grantor is the legal and beneficial owner of certain capital stock of the Company;

         WHEREAS, the Grantor is also the legal and beneficial owner of certain membership interests in HF Investment Holdings, LLC, a Delaware limited liability company ("Holdings LLC");

         WHEREAS, it is a condition precedent to the making by the Company of a loan to the Grantor under that certain $1,209,340 Non-Recourse Note, dated September 27, 1999 (the "Note"), made by the Grantor to the Company, that the Grantor execute and deliver a pledge and security agreement in substantially the form hereof; and

WHEREAS, the Grantor wishes to grant pledges and security interests in the "Collateral" more particularly described hereinbelow in favor of the Company, all as herein provided.

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definition of Terms. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note.

         SECTION 2. Grant of Security Interest. The Grantor hereby pledges and assigns to the Company and grants to the Company a first priority security interest in the following (the "Collateral"):

               (i) the membership interest held by such Grantor in Holdings LLC (the "LLC Interests"), as set forth in Schedule A attached hereto and incorporated herein, all rights and powers accruing to such LLC Interests, whether by contract, statute or operation of law or otherwise, all certificates (if any) representing such LLC Interests and, subject to the provisions of Section 7 hereof, all dividends, cash, instruments and other property (including, without limitation, all distributions of capital or alternative securities pursuant to any recapitalization, restructuring or dissolution of the Company) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such LLC Interests; and

               (ii) the shares of capital stock held by such Grantor in the Company (collectively, the "Grantor Stock"), also as set forth in Schedule A attached hereto and incorporated herein, all rights and powers accruing to such Grantor Stock, whether by contract, statute or operation of law or otherwise, all securities issued in exchange or substitution for such Grantor Stock, all certificates (if any) representing such Grantor Stock and, subject to the provisions of
         Section 7 hereof, all dividends, cash, instruments and other property (including without limitation all distributions of capital or alternative securities pursuant to any recapitalization, restructuring or dissolution of the Company) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Grantor Stock.

         SECTION 3. Security for Obligations. This Agreement and the security interest granted hereby are made in order to secure the payment and performance in full of all payment obligations of the Grantor for principal, interest and expenses arising under the Note (the "Obligations").

         SECTION 4. Delivery of Collateral. The Grantor has herewith delivered all certificates or instruments representing or evidencing the Collateral to the Company, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Company. All additional securities or interests which may hereafter be acquired by the Grantor and become part of the Collateral shall, if certificated, also be delivered to the Company in suitable form for transfer and shall be accompanied by similar executed instruments of transfer or assignments in blank.

         SECTION 5. Representations and Warranties. The Grantor represents and warrants as follows with respect to the Collateral pledged by such Grantor pursuant to Section 2 hereof:

               (a) The Grantor has good and marketable title to, and is the legal and beneficial owner of the Collateral attributable to it as shown on Schedule A attached hereto, free and clear of any lien, security interest, option or other charge or encumbrance, except for (i) the restrictions imposed by the Holdings LLC Limited Liability Company Agreement (the "LLC Agreement"), dated as of the ICON Restructuring closing, (ii) the Company Stockholders Agreement (the "Stockholders Agreement"), also dated as of the ICON Restructuring closing, and (iii) the security interests created by this Agreement.

               (b) The pledge and assignment of the Collateral to the Company pursuant to this Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations. Upon the filing of appropriate financing statements describing the LLC Interests, such security interest will be a perfected first priority security interest as to the LLC Interests. Upon the delivery of the share certificates representing the Grantor Stock, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Grantor, such security interest will be a perfected first priority security interest as to the Grantor Stock.

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               (c) No authorization, consent, approval, or other action by, and no notice to or filing with any person, including, without limitation, any governmental authority or regulatory body, is required for (i) the execution and delivery of, and performance of its obligations under, this Agreement by the Grantor (except such authorizations, consents, approvals, actions, notices or filings which have already been obtained).

               (d) The Grantor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in the Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge and assignment of a security interest in the Collateral hereunder do not contravene any law, rule or regulation applicable to Grantor, or constitute a violation or breach of any judgment, decree, contract, agreement or instrument to which the Grantor is a party or by which it or any of its properties is bound.

               (e) This Agreement is the legal, valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors, equitable principles, and, with respect to the availability of remedy of specific enforcement, subject to the discretion of the court before which proceedings therefor may be brought.

               (f) The principal residence of the Grantor is set forth on the signature page hereto. Grantor will not change the address of its principal place of residence, unless Grantor has given written notice of any such alteration or change to the Company no less than ten (10) business days prior thereto.

         SECTION 6. Further Assurances. The Grantor agrees that at any time and from time to time it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that the Company may reasonably request, in order to defend the right, title and security interest of the Company against the claims and demands of others, to perfect and protect any security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 7.  Voting Rights; Dividends; Etc.

               (a) So long as no Event of Default under the Note shall have occurred and be continuing:

                      (i) The Grantor shall be entitled to exercise any and all voting and other consensual rights (including without limitation all powers of consent, approval, designation and removal) pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note.

                      (ii) The Company shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling it to exercise the voting and other rights which the Grantor is entitled to exercise pursuant to paragraph (i) above.

                      (iii) The Grantor shall be entitled to receive, retain and distribute all regularly scheduled periodic cash dividends on the Grantor Stock (including without limitation any portion thereof received by Holdings LLC and distributed thereunder) and all regularly scheduled periodic cash distributions on the LLC Interests, and, with respect to all other cash dividends or other cash distributions upon the Collateral at any time (including without limitation any portion thereof received by Holdings LLC and distributed thereunder), Grantor shall be entitled to receive, retain and distribute only such amount thereof as is necessary to pay any federal, state or local taxes of any kind required by law to be paid by the Grantor thereon and the remainder thereof, together with all other dividends or other distributions, shall remain as part of the Collateral pursuant to
         Section 2 hereof.

               (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to exercise the voting and other consensual rights (including without limitation all powers of consent, approval, designation and removal) and to receive dividends or distributions which such Grantor would otherwise be entitled to exercise or receive pursuant to paragraph
(a) above shall cease upon written notice from the Company, and all such rights shall thereupon become vested in the Company who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive dividends or distributions.

         SECTION 8. Transfers and Other Liens. The Grantor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person, except as provided in the LLC Agreement and Stockholders Agreement and except for the security interests created under this Agreement.

         SECTION 9. Company Appointed Attorney-in-Fact. The Grantor hereby appoints the Company as its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Company's discretion, to take any action and to execute any instrument which the Company may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same; provided, however, that the Company shall not have the right to exercise its power under this Section 9 until the occurrence and continuance of an Event of Default.

         SECTION 10. Company May Perform. If a Grantor fails to perform any agreement contained herein within the time provided, the Company may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Company incurred in connection therewith shall be payable by the Grantor under Section 13.

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         SECTION 11. Reasonable Care. The Company shall exercise reasonable care in the custody and preservation of the Collateral in its possession or control, it being understood that the Company shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Company has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. It is agreed that, subject to the foregoing, the Company shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Company exercises the same care that it exercises with respect to its own property.

         SECTION 12. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing:

               (a) The Company may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code as adopted and in effect in Utah (the "Code"), and, to the extent permitted by law, the Company may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Company's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Company shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. At any such sale, the Company may, to the extent permitted by the Code or other applicable law, itself purchase all or any of the Collateral. The Company may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (b) All cash proceeds received by the Company in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Company, be held by the Company as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Company pursuant to Section 13) in whole or in part by the Company against, all or any part of the Obligations in such order as the Company shall elect, to the extent permitted by law. Any surplus of such cash or cash proceeds held by the Company and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to such other persons as may be lawfully entitled to receive such surplus.

         SECTION 13. Expenses. The Grantor will upon demand pay to the Company the amount of any and all reasonable expenses, including the reasonable fees and expenses of the Company's counsel and of any experts and agents, which the Company may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Company hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         SECTION 14. Security Interest Absolute. All rights of the Company and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

               (i) any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations under the Note, or any other amendment or waiver of or any consent to any departure from the Note;

               (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

               (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party guarantor.

         SECTION 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall be effective unless the same shall be in writing and signed by the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including communication by telecopier) and shall be mailed, telecopied or delivered, at the respective addresses set forth on the signature page hereto, or in any case at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this section. All such notices and other communications shall be effective (i) three (3) days after being deposited in the mails, (ii) when delivered by telecopier (upon electronic confirmation of receipt thereof) or by hand, or (iii) one (1) business day after sending by overnight delivery service, addressed as aforesaid.

         SECTION 17. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible cash payment in full of the all obligations,
(ii) be binding upon the Grantor and its successors and assigns, and (iii) inure to the benefit of the Company and its respective successors, transferees and assigns. Upon the cash payment in full of the Obligations, the Grantor shall be entitled to the return, upon its request, of such of the Collateral pledged by the Grantor as shall not have been sold or otherwise applied pursuant to the terms hereof.

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         SECTION 18. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah, without giving effect to the conflicts of laws principles thereof. EACH PARTY HERETO FOR ITSELF AND ITS PROPERTIES, HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF UTAH FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR WITH RESPECT TO THIS AGREEMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS IT MAY HAVE AS TO VENUE IN SUCH COURTS. THE GRANTOR ALSO HEREBY INTENTIONALLY AND KNOWINGLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT. Unless otherwise defined herein or in the Loan Agreement, terms defined in Articles 8 and 9 of the Code are used herein as therein defined.

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                          PLEDGE AND SECURITY AGREEMENT

                                 Signature Page

         IN WITNESS WHEREOF, the Grantor and the Company have each executed and delivered this Agreement as an instrument under seal as of the date first above written.

Address:                             GRANTOR:

560 South 1000 East
Logan, UT 84321

                                       /s/ Scott R. Watterson
                                           ------------------
                                       Name: Scott R. Watterson

Address:                             HF HOLDINGS, INC.

1500 South 1000 West
Logan, UT 84321

                                     By: /s/ S. Fred Beck
                                         ----------------

                                     Name/Title: S. Fred Beck
                                                 CFO, Vice President & Treasurer

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                                   SCHEDULE A
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

Description of membership interest in Holdings LLC pledged hereunder:

2,324.3 Units

Description of capital stock of the Company pledged hereunder:

375,000 shares of Common Stock